Exhibit 99


                                      MEMO


FROM:             Tom Noland

TO:               The Board of Directors, SiriCOMM, Inc.

DATE:             March 14, 2003

SUBJECT:          Resignation


I hereby submit my resignation as Secretary, Director and Executive Vice President of SiriCOMM, inc., effective this 14th day of March, 2003


/s/ Tom Noland
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